UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2011
Breeze-Eastern Corporation
(Exact Name of Small Business Issuer as Specified in Its Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	001-07872 (Commission File Number)	95-4062211 (IRS Employer Identification Number)

35 Melanie Lane Whippany, New Jersey (Address of Principal Executive Offices)	07981 (Zip Code)
Registrant’s telephone number, including area code: (973) 602-1001
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.	Other Events.
     On September 8, 2011, Breeze-Eastern Corporation issued a press release announcing the annual stockholders meeting confirmed for October 6, 2011; full operations resumed after flooding-related closure. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 9— Financial Information

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

No.	Description
99.1	Press Release dated September 8, 2011
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE-EASTERN CORPORATION
Dated: September 8, 2011	/s/ Mark D. Mishler
Mark D. Mishler
Senior Vice President, Chief Financial Officer and Treasurer